Asset Acquisition	3 Months Ended
Dec. 31, 2025
Business Combination, Asset Acquisition, Transaction between Entities under Common Control, and Joint Venture Formation [Abstract]
Asset Acquisition

Note 8 — Asset Acquisition

On December 3, 2025, the Company entered into a Share Purchase Agreement (the “Solar Drone Agreement”) with Blade Ranger Ltd., a company organized under the laws of Israel and listed on the Tel Aviv Stock Exchange under the ticker “BLRN” (“Blade Ranger”), and, solely for purposes of acknowledgment and certain covenants therein, Solar Drone Ltd., an Israeli corporation engaged in the development of solar-powered drone technology (the “Solar Drone”). On December 15, 2025, the Company entered into Amendment No. 1 to the Solar Drone Agreement to provide that, in consideration for all of the issued and outstanding shares of Solar Drone, the Company shall issue and deliver to Blade Ranger (or its designee(s)) 1,500,000 shares of the Company’s common stock (the “Company Shares”) and 300,000 Pre-Funded Common Stock Purchase Warrants (the “Initial PFWs”). Further, the Company has agreed that if the average daily volume-weighted average price (“VWAP”) of the Company’s common stock for the five Trading Day period immediately preceding the date of effectiveness of the registration statement registering the resale of the Company Shares is less than $12.00 per share, Pre-Funded Common Stock Purchase Warrants (the “Pre-Funded Warrants”) to purchase a number of additional shares of the Company’s common stock (the “Warrant Shares”) equivalent to the difference between $21,600,000 and the aggregate value of the Company Shares based on such VWAP, such that the aggregate consideration has a value of $21,600,000. The Company has determined that the value of these contingent Warrant Shares of $0 at acquisition date and December 31, 2025.

The Company evaluated this acquisition under ASC 805, Business Combinations. ASC 805 requires that an acquirer determine whether it has acquired a business. If the criteria of ASC 805 are met, a transaction would be accounted for as a business combination and the purchase price is allocated to the respective net assets and liabilities assumed based on their fair values and a determination is made whether any goodwill results from the transaction. The Company concluded that the acquired set of assets did not meet the US GAAP definition of a business as substantially all of the fair value of the gross assets acquired are concentrated in a single identifiable asset or group of similar identifiable assets and consequently accounted for the purchase as an asset acquisition. The Company allocated the total consideration transferred on the date of the acquisition to the assets and liabilities acquired on a relative fair value basis.

The following table summarizes the acquisition date fair value of the assets acquired and the liabilities assumed:

Amounts Recognized as of Acquisition Date
Total consideration	$14,040,000

Cash	119,135
Other receivables	831
Fixed assets (a)	8,387
Intangible assets (b)	14,029,591
Other payables	(17,582)
Due to related party (c)	(100,362)
Net assets acquired	$14,040,000

(a)	Fixed asset consists primarily of drones and computer equipment acquired by the Company. The fair value of fixed assets was estimated to equal the replacement cost.
(b)	Intangible assets consist of intellectual property related drone technology and are recorded at estimated fair values based on the allocation of the total consideration transferred on the date of the acquisition to the assets and liabilities acquired on a relative fair value basis. (See Note 9).
(c)	Intercompany balance with VisionWave Holdings Inc. eliminated in consolidation